Proprietary and Confidential 1 J.P.Morgan Global High Yield & Leveraged Finance Conference Scott Pomeroy Kevin Bostick February 2, 2009 Miami Beach, FL Exhibit 99.1

Proprietary and Confidential
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Disclaimer
Cautionary Statement Regarding Forward-Looking Statements
Certain statements made in this presentation constitute “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. Such statements are based on management’s current expectations and involve risks and uncertainties.
Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, (i) national or local economic or business conditions that affect advertising expenditures by businesses and individuals or consumer trends in the usage of our products; (ii) the loss of any of our key customer agreements or our inability to enforce or fully realize our rights under those agreements;
(iii) our inability to enforce the full scope of our rights under non-competition agreements with third parties;
(iv) impairment of our rights, or a decrease or cessation of payments to us, under existing agreements if bankruptcy proceedings were brought by or against the parties to such agreements or certain third parties and any of those agreements are rejected or payments to us are challenged as part of those proceedings; (v) declines in our revenue;
(vi) increased competition from incumbent and independent Yellow Pages directory publishers, Internet-based advertisers and search engines, as well as other types of media; (vii) rapid technological developments and changing preferences in our industry; (viii) a declining usage of printed Yellow Pages directories or a decrease in the number of businesses that advertise with us; (ix) the effect of competition in local telephone service on ILEC’s leading positions in the markets we serve; (x) our dependence on ability to maintain satisfactory relationships with third party service providers; (xi) difficulties integrating the Berry ILOB; (xii) fluctuations in the price or availability of paper;
(xiii) the effect of extending credit to small and medium-sized businesses; (xiv) a decline in the performance of third party certified marketing representatives, which coordinate sales of advertising to national accounts or a decision by these representatives to reduce or end their business with us; (xv) the loss or impairment of our intellectual property rights; (xvi) a prolonged economic downturn, the effects of war, terrorism or other catastrophic events; and (xvii) risks related to our substantial indebtedness. These and other risks and uncertainties are described in detail in our
Registration Statement on Form S-4 (Registration No. 333-152302) that was declared effective by the Securities and
Exchange Commission, or the SEC, on October 15, 2008, as well as our other periodic filings with the SEC, which are available on the SEC’s internet site
(http://www.sec.gov).
We disclaim any intent or obligation to update these
forward-looking statements.
.

LOCAL insight

LEGEND
Caribe Media Companies
Axesa Servicios de Información
Caribe Servicios de Información Dominicana
LIM Finance Holdings
CBD Media
HYP Media
ACS Media
Local Insight
Yellow Pages Directories
Windstream
TDS
Valor
Other Independents
Berry ILOB Directories
CBD Media
HYP Media
ACS Media
Valor
Century Tel
Frontier Pages
Independent
Corporate HQ — Englewood, CO
CBD Media
ACS Media
HYP Media
Caribe Servicios de Información
Axesa Servicios de Información
WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
MD
NJ
CT
MA
VT
NH
ME
AK
HI

Proprietary and Confidential 3 3 Local Insight Footprint Focused on small and mid-tier markets

CaribeMEDIA
March 2006
ACS MEDIA
November 2006
Cincinnati Bell Yellow Pages
March 2007
windstream
November 2007
Hawaiian Telcom YELLOW PAGES
December 2007
Berry
April 2008
2006-2007
2008-2012
Acquisition
Integration
Transformation

Proprietary and Confidential 4 4 Local Insight Value Creation

LOCAL insight

WELSH, CARSON, ANDERSON & STOWE
SPECTRUM EQUITY INVESTORS
WELSH, CARSON, ANDERSON & STOWE
axesa
PAGINAS AMARILLAS
LOCAL insight YELLOW PAGES
berry
ACS MEDIA
THE OFFICIAL Hawaiian Telcom YELLOW PAGES
Cincinnati Bell The Real Yellow Pages
www.cbyp.com

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LIM Finance II, Inc.
Caribe Media, Inc.
Local Insight Media Holdings, Inc.
(“LIM Holdco”)
Local Insight Media
Holdings, LP
Local Insight Regatta Holdings, Inc.
$26.6mm RC
$333.3mm Term Debt
$210.5mm Sub Debt
Local Insight Media, Inc.
100%
100%
60%
100%
100%
100%
100%
100% 100% 100%
100% 30.7%
Current Corporate Structure
As of 12/31/08
69.3%

LOCAL insight

~20%
~80%
Agency
~55%
Third Party
~45%
LIM

windstream
Windstream Yellow Pages

ACS MEDIA

THE OFFICIAL
Hawaiian Telcom
YELLOW PAGES

Cincinnati Bell
The Real Yellow Pages
www.cbyp.com

Proprietary and Confidential 6 6 LIRH Owned and Agency Markets Owned ~20% Owned ~80% Agency –> ~45% LIM Splits based on 2008 pro forma revenue

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LIRH Operational Highlights
• Ad sales growth 3Q08 YOY – 0.8%
• Ad sales growth YTD 3Q08 YOY – (0.5%)
• Completed initial phase of integration
• LEAN operating philosophy
• Common systems platform
• YELLOWPAGES.com reseller
• Authorized Google Ad Words reseller
• Pay4Performance trials

[redacted]

[redacted]

14
12
10
8
6
4
2
0
RHD
Idearc
LIM

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Markets and Management Matter
Average # of Yellow Page
Directories in Market
1. Smaller market size with stronger
usage characteristics
2. Discrete and relevant scoping
3. Less relative competition
4. Reasonable nominal pricing
5. Non-unionized sales force
Source: *Knowledge Networks/SRI 2008.
**eMarketer "Local Online Advertising" August 2007.
Why is LIRH Different…
13.9
10.8
8.3

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Sources: - Rob Garner, “Why Search Marketing Will Continue to Hold Its Own In a Recession,” Media Post Communications, 12/3/2008
- 2008 YPA Industry Usage Study
Leveraging our Attributes
Expected Directional Media
Advantages in a Recessionary Environment
Local Search
Media
Traditional
Media
Measurability Yes No
Prequalification of visitors Yes No
Value of traffic Yes No
Reach of users Yes No
Use by both large and small businesses Yes Yes
Platform used as a step-off point to other advertising
media
Yes Yes
Targeted relevance Yes No

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LIRH’s Tactical Management in
Economic Uncertainty
Considerations 2009 Opportunities
1. Focus on small, mid-tier markets
1. Mitigation of macro trends – more
prevalent risk in major metro
markets
2. Under-monetized digital opportunity
in many markets
2. Substantial digital growth
opportunity
3. Continuation of integration and lean
initiatives
3. More cost savings opportunities
4. Sales channel flexibility and
capability
4. Non-union sales force, focus on
building digital competency and
reengineering the job
5. Proof of value to reinforce budget
allocation
5. Reasonable nominal pricing,
Pay4Performance solutions
(print/digital), measurable media
6. Overall economic uncertainty
6. Strict governance process to ensure
effective cost management

Proprietary and Confidential 11 THE LEADS-BASED BUSINESS MODEL Scott Pomeroy

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The New World:  Complex and Dynamic
CONSUMERS
OUR ROLE AS
TRUSTED
ADVISOR
ADVERTISERS
• Educate
• Advise
• Sell
• Produce
• Deliver
• Measure
• Consumer in control
• Multiple media
• Multiple sources of leads
• Demand accountability

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Why Local Insight …
• Trusted partner – existing relationships with advertisers
• Expertise – objective, knowledgeable, credible
• Platform agnostic/multiple solutions – print & digital
• Service delivery – aggregate, measure, evaluate, refine
• Non-union – flexible go-to-market ability
• Structured database – enables comparative search
• Technology tools – enablers for predictability & measurability
Bottom line: we are in the business of
generating leads; print is simply a
platform, not the business

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YP and Search Engines Dominant in Local Search
Other
Coupon Books
Internet yellow pages
Consumer review websites
Print white pages
Television
Radio
Direct mail
Print
newspaper
Print yellow
pages
Search engines
5%
10%
50%
18%
33%
29%
15%
20%
45%
65%
74%
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
“When purchasing a
product or service from
a local business, which
of the following would
you look to for
information?”
Source: Webvsible-Nielsen (10/07) n=2,001
Numbers exceed 100% because respondents were allowed to identify multiple answers

Maintain & Repair
100%
80%
60%
40%
20%
0%
2004
2005
2006
2007
PYP
Digital

Health Care
100%
80%
60%
40%
20%
0%
2004
2005
2006
2007
PYP
Digital

Lifestyle
100%
80%
60%
40%
20%
0%
2004
2005
2006
2007
PYP
Digital

Cars, Bikes & Boats
100%
80%
60%
40%
20%
0%
2004
2005
2006
2007
PYP
Digital

At Your Service
100%
80%
60%
40%
20%
0%
2004
2005
2006
2007
PYP
Digital

Build It
100%
80%
60%
40%
20%
0%
2004
2005
2006
2007
PYP
Digital

Knowledge Services
100%
80%
60%
40%
20%
0%
2004
2005
2006
2007
PYP
Digital

One solution does NOT fit all. Multiple resources are used, requiring tailored solutions for each business.

Proprietary and Confidential 15 Segmentation: Understanding Consumer Purchasing Trends Source: MIS Heading Data, Search and IYP users who purchased 2004-2007 Print Dominant 50/50 Digital Growth

LOCAL insight

Advertiser Segmentation System

DESCRIPTION								
	Maintain & Repair Home and auto emergency-related services.	**At Your Service** Need based services purchased occasionally.	**Build It** Construction supplies or related services.	**Healthcare** Health, retirement living, or pet care services	**Lifestyle** Products and services that impact lifestyle quality.	**Knowledge Services** Knowledge-oriented professional services.	**Cars, Bikes & Boats** Selling or renting of vehicles services.	**Non-Traditional** Businesses that traditionally haven't advertised with us.
HEADINGS	Body Shops Plumbers HVAC Roofing	Locksmiths Carpet Cleaners Pest Control	Contractors Windows Building Materials	Hospitals Physicians Dentists Veterinarian	Real Estate Restaurants Furniture Florists	Insurance Education Banks	Auto- New Boats Motorcycles	B to B Manufacturers Wholesalers Franchises
CONSUMER MEDIA USAGE	Print		→	Consumer Media Usage	→		Digital	
PRODUCTS	PYP (Dom.) IYP Website Video	PYP (Dom.) IYP Website Video	PYP (Dom.) IYP SEO/SEM Website Video Verticals	PYP (Dom.) IYP SEO/SEM Website Video Verticals Social Networking	PYP (Mod) LSP SEO/SEM IYP Deluxe Web Video Verticals Social Networking Rating & Reviews Online Ordering	PYP (Mod) LSP SEO/SEM IYP Deluxe Web Video Verticals Social Networking	PYP (Mod) LSP SEO/SEM IYP Deluxe Web Video Verticals Ratings & Reviews	PYP (Mod) LSP SEO/SEM IYP Deluxe Web Video Verticals Online Ordering

Proprietary and Confidential 16 16 Segmentation: Enables Mass Customization

Product Work Sheet
Market Specific Information For:
Results You Can Expect:

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Segmentation:
Predictive Lead Generation
Advertiser Data
•Current Product Mix
•Prior Purchase
Behavior
•Tenure
Product Data
•Product Availability
•Pricing
Considerations
•Pagination/
Placement
•New Initiatives
Segment Data
•Industry Trends
•Economic
Conditions
•Consumer Trends
Flexible Algorithm
& System
Automated Selling
Tools &
Recommendations
• Deliver Right Product Mix
• Effective Value Stories
• Integrated ROI Models
• Efficient Planning & Prep
Process

Complexity of Sale
High
Low
Trusted Advisor
Premise & Trusted Advisor
Premise
Premise
Telephone & Premise

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Digital Penetration:
Selling More to More
Digital strategy focuses on
three areas:
• Search
• Internet YP
• Video
Key Enablers:
•Strategic Partners
•Core Database with
Enabling Technologies
•Channel Evolution
Comprehensive
Search Products
Complex Web sites
Search Engine
Optimization
Profile Pages
Guaranteed Clicks
IYP
Simple Websites
Premium Clicks
IYP Video
Search Video
Local Search
Presence

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Pay4Performance:
Leads-based
pricing program; advertisers pay
for calls received
Project Hypothesis:
By reducing
risk for advertisers LIRH can
generate incremental revenue
•
“selling more to more”
•
retaining advertising
revenues
Target Audience:
Major
decrease and loss advertisers
and new advertisers
Target Markets:
Large- to mid-
sized; 56 markets targeted over
next 2 years
Pay4Performance:
Generating Leads on Multiple Platforms
LIRH Revenue
Generated
• Saves
• New Money
• Under-monetized
Revenue / ROI to
Advertiser
Media Buying
Funnel
Consultative
Selling
P4P
Other
platforms:
Mobile
Verticals
Local
Search
Print
Yellow
Pages
Internet
Yellow
Pages

LOCAL insight

Market Specific Information For:
Mankato Plumbing Contractors
Consumers Media Usage for Plumbers:
Mankato Market Facts:
Recommendation Work Sheet
Lifestyle Segment Profile
Answering Our Advertiser's Key Needs

Berry
Berry
Berry
Berry

Newsletter
October 2008
Dear Apollo Electric Co:
Cincinnati Bell Yellow Pages Traffic Network
Cincinnati Bell
The Real Yellow Pages

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Premise:
• Lead quality and value
are central to the
advertiser’s purchase
decision process.
• Value transparency is
central to go-to-market
strategy
Key Enablers:
•Pay4Performance
•Segmentation
•Automated reporting –
Clicks & Calls
•Mass customization
•Account service model
Value Transparency

Customer Insight/Leads	Selling more to fewer	Selling more to more
Value Proposition	Selling ads	Selling leads on multiple platforms
Product Development	Heavy print focus	Balance print with digital focus
Operations	In-source publishing	Lean operations
Marketing	Most-used directory	#1 leads aggregator
Contact Strategy	Common approach	Segmented approach
Sales	Print-centric, push selling	Service-centric, trusted advisor
Systems	Fragmented, print focused	Networked, open, multi-media enabled
People	Print heritage	Print and Digital savvy

Proprietary and Confidential 21 21 Single Product Print-Centric Business Multi-Platform Service-Centric Business 2009: The Business Transformation

Proprietary and Confidential 22 FINANCIAL UPDATE Kevin Bostick

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3Q08 Restatement
• The restatement was a result of identification of certain errors in the application of non-cash purchase accounting adjustments
• We had:
– An overstatement of revenue due to the recognition of certain deferred revenue that was previously written off in purchase accounting
– An overstatement of favorable sales contracts intangible asset cost basis
– An overstatement of cost of revenue due to an incorrect
purchase accounting adjustment
• The restatement had no impact on cash balances, cash generated from operations or EBITDA-as adjusted

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LIRH Income Statement
EBITDA is defined as net income (loss) before interest expense, income taxes, and depreciation and amortization.
Management uses this measure as an indicator of our operating performance. EBITDA is unaudited and is not an indicator of financial performance under GAAP .
($000's)
3Q08 YTD 3Q08
Revenue $135,951 $290,319
COGS + Pub Rights $105,768 $233,662
Gross Margin $30,183 $56,657
Gross Margin % 22.2% 19.5%
SG&A $31,529 $65,926
EBITDA- as Reported $16,416 $45,198
EBITDA- as Adjusted $20,445 $62,926
EBITDA- as Adjusted, Margin % 15.0% 14.5% *
*Based on pro forma revenue of $434,137 (pro forma for Berry Jan 1, 2008-Apr 22, 2008)

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LIRH EBITDA Reconciliation
($000's)
3Q08 YTD 3Q08
Net loss (21,818) $      (56,016) $
Income tax benefit (12,840)         (33,220)
Interest, net 14,799          36,316
Depreciation and amortization 15,793          36,378
Purchase accounting:
   Favorable sales contract margin 1,723            33,170
   Deferred directory costs margin 5,131            14,006
   Miscellaneous 13,628          14,564
EBITDA 16,416          45,198
Berry EBITDA - January 1 to April 22, 2008 (1) -                10,949
16,416          56,147
Non-cash:
   Share-based compensation 1,962            981
Non-recurring charges:
   Severance and related costs 516               516
   Integration, restructuring and other charges 2,532            4,892
EBITDA-as adjusted 20,445 $       62,536 $
Revenue 135,951 $     290,319 $
Berry - January 1 to April 22, 2008 -                143,818
Pro forma revenue 135,951 $     434,137 $
(1) Recon of Berry EBITDA to Berry net income for 1/1/08 to  4/22/08:
Net income 3,437 $
Depreciation and amortization 7,215
Historical purchase accounting: Deferred directory costs margin 297
EBITDA-as adjusted 10,949 $

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LIRH Credit Covenants
($000's)
As of 9/30/08
Balance Sheet
Cash $25,087
Revolver, variable rates, due 4/23/14 $26,600
Senior Debt-Term Loan, var rates, due 4/23/15 $334,163
Sub Debt-11% Notes, due 11/30/17 $210,500
Total Debt $571,263
Average cost of debt 9.1%
Credit Covenants
Covenant
Senior Secured Debt Ratio 4.25x
Total Debt Ratio 6.50x
Interest Coverage Ratio 1.60x

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